EXHIBIT 10.13


       THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
        AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE
          ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER
                 SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

THIS NOTE IS SUBORDINATED TO THE LOAN OBLIGATIONS DUE TO FINOVA CAPITAL CORPORATION PURSUANT TO A SUBORDINATION AND STANDSTILL AGREEMENT EXECUTED AND DELIVERED BY LENDER.

                       CREATIVE MEDICAL DEVELOPMENT, INC.

               Eight Percent Secured Convertible Subordinated Note
                              Due October 24, 2003


     CREATIVE  MEDICAL  DEVELOPMENT,   INC.,  hereinafter  referred  to  as  the
"Company," for value received, hereby promises to pay to William E. Cook ("Lender"), at 1413 Loniker Drive, Raleigh, North Carolina 27615, or such other place as the holder of this Note may designate in writing from time to time, in lawful money of the United States of America the principal sum of One Hundred Twenty-Five Thousand Dollars ($125,000.00), or so much as may be outstanding, together with interest on the outstanding principal balance at the rate of eight percent (8%) per annum.

1.      Loan  Advances.  The initial  advance made by Lender on the date of this
Note is Sixty-One Thousand Two Hundred Ninety Dollars ($61,290.00). From the date of this Note through April30, 1999, Lender, at its option, may advance, in increments of not less than $20,000.00, up to the additional sum of $63,710.00 (the "Advance Limit") in one or more advances. All additional loan advances shall be subject to all of the terms and conditions of this Note. After April30, 1999, Lender may not, at its option and without Company's written consent, advance any additional amounts under this Note. Notwithstanding anything to the contrary set forth herein, the Company may issue additional Notes to others on the same economic terms as this Note in any amount up to $125,000.00 and, in the event that the Company's Nevada City, California property has been sold on or before January 5, 1999 and the Company is operating in accordance with the operating plan presented to the board of directors of the Company at its October 15, 1998 meeting, require Lender, on ten days written notice, to advance additional loan funds in increments of not less than $20,000.00 up to the Advance Limit.

2. Payments. Company shall pay to Lender monthly payments of interest beginning on November 24, 1998 and continuing on the 24th day of each month thereafter until the principal balance has been either paid in full or converted to Common Stock and Series B Preferred Stock pursuant to Section 4 hereof Except as otherwise set forth herein, the entire principal balance is due and payable on October 24, 2003. Company shall have no right to prepay this Note unless Lender in its sole discretion consents thereto or, on or after the third


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

EXHIBIT 10.13

anniversary of this Note, Company has Given Lender written notice of its intent to prepay all or any portion of the principal balance of this Note which has not been converted pursuant to Section 4 of this Note at least sixty (60) days prior to the prepayment. If Lender notifies Company in writing at least sixty (60) days prior to the second anniversary of this Note of the exercise of this option to accelerate repayment of this Note, Company shall pay to Lender the principal and interest due under this Note, amortized over a one year period, in twelve
(12) equal monthly payments beginning on November 24,2000, and continuing on the 24th day of each month thereafter until October 24, 2001, when the remaining principal and interest due under this Note shall be paid in full.

3. Subordination. The indebtedness evidenced by this Note is subordinated and junior in right of payment to the prior payment of the secured senior indebtedness of the Company. "Senior indebtedness" means all indebtedness of the Company due and owing to Finova Capital Corporation (the "Senior Indebtedness"). The term "Senior Indebtedness" also means any lender who provides an operating line of credit loan to the Company to pay off the loan due and owing to Finova Capital Corporation. Upon occurrence of an event of default under the Senior Indebtedness, Company shall suspend making any payments to Lender, and Company shall not resume making payments to the holder of this Note until the Senior Indebtedness has been paid in full. Concurrently with the execution and delivery of this Note, Lender shall execute and deliver to Finova Capital Corporation its form of Subordination and Standstill Agreement.

4. Conversion. Lender shall have the right, exercisable at any time prior to maturity upon written notice to Company, to convert the principal amount hereof into (a) shares of the Common Stock of the Company, at the conversion price of $0.0644 (the "Conversion Price") of principal due under this Note for one (1) fully paid and nonassessable share of Common Stock; and (b) .1041 shares of Series B Preferred Stock for each share of Common Stock received in this conversion. If after the date of this Note and prior to Lender's exercise of its conversion rights, the Company issues any class of Common or Preferred Stock or securities convertible into or carrying a right to acquire Common Stock of the Company ("Shares"), excluding any shares of Common Stock or Series B Preferred Stock issued pursuant to any options, conversion rights, warrants or other agreements in effect prior to the date of this Note, which are exercisable at a price of $89 per share or less, then Lender is granted a preemptive right to purchase additional shares of Common Stock of the Company equal to its Pro Rata Share of such Shares, which must be exercised concurrently with Lender's conversion of the principal amount of this Note to Common Stock and Series B Preferred Stock of the Company. The term "Pro Rata Share" means twenty percent (20%), based on the assumption that Lender will advance to Company the entire principal amount of$125,000.00 during the term of this Note, and in the event Lender advances less than $125,000.00, the Pro Rata Share shall be reduced proportionately. Lender shall pay the Conversion Price for the Common Stock issued to Lender as its Pro Rata Share of the Shares concurrently with conversion of the principal amount of this Note to Common Stock and Series B Preferred Stock of the Company. As a condition to issuance of the Common Stock and Series B Preferred Stock to Lender pursuant to this Section 3, Lender and Company shall execute and deliver a Registration Rights Agreement in the form delivered to Lender prior to or concurrently with delivery of this Note.


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EXHIBIT 10.13

5.       Collateral.  The  indebtedness  due under  this Note is  secured by the
Subordinated    Security   Agreement   executed   and   delivered   by   Company
contemporaneously herewith.

6. Default. Each of the following shall constitute an event of default under this Note:

          (a) Failure of the Company to pay any installment of interest or principal when due or payable, which is not cured within twenty (20) days after written notice to Company;

          (b) Levy or execution against any material property of Company, which levy or execution is not released or discharged within thirty (30) days;

          (c) Appointment of a receiver for any material part of the property of Company, assignment for the benefit of creditors by Company, commencement of any proceeding under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension, by or against Company; or

          (d) The occurrence of any event of default under the promissory note(s) and related loan documents for the Senior Indebtedness.

7. Remedies. Upon the occurrence of any event of default, Lender shall have the rights and remedies of a secured party under the Uniform Commercial Code of Oregon. In addition, Lender may declare the entire outstanding principal balance and accrued interest to be immediately due and payable by giving written notice to the Company specifying such default. In the event this Note is declared to be due and payable in full, Lender shall be entitled to payment under this Note after payment in full of principal and interest on any Senior Indebtedness outstanding at such time has been made.

8. Waiver. No recourse shall be had for payment of the principal of or the interest upon, this Note or for any claim based hereon, or otherwise, against any incorporator, shareholder, officer, director or attorney, either directly by reason of any matter prior to delivery of this Note, or otherwise, all such liability, by the acceptance hereof as a part of the consideration of the issue hereof being expressly waived.

9. Notices. Any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to the other party if it is served personally; deposited in the United States mail, certified or registered, postage prepaid, return receipt requested; sent by facsimile (with verbal verification of complete receipt); or sent by a nationally recognized overnight courier. If such notice, demand or other communication is served personally or by facsimile (with verbal verification of complete receipt), notice shall be conclusively deemed made at the time of such personal service or facsimile transmission. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given seventy4wo (72) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth. If such notice, demand

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

EXHIBIT 10.13

or communication is given by courier, such notice shall be conclusively deemed given on the date of delivery according to the records of such courier. All notices shall be sent to the parties' address set forth as follows:

        If to Lender:            William E. Cook
                                 1413 Loniker Drive
                                 Raleigh, NC 27615

        If to Company:           Creative Medical Development, Inc.
                                 975 SE Sandy Blvd.
                                 Portland, OR 97214
                                 Facsimile: (503) 230-9002

        With a copy to:          Mark R. Wada
                                 Farleigh, Wada & Witt, P.C.
                                 121 S.W. Morrison Street, Suite 600
                                 Portland, Oregon 97204
                                 Facsimile: (503) 228-1741

Any party hereto may change its address for the purpose of receiving notices, demands and other communications as herein provided by a written notice given in the manner provided hereby to the other party or parties hereto.

10. Governing Law. The issuance, validity, interpretation, and enforcement of this Note shall be governed by the laws of the State of Oregon.

11. Attorney's Fees. If any arbitration or legal proceeding is brought to enforce or interpret any of the provisions of this Note or to recover any monies due hereunder, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs incurred in such arbitration, at trial and in any appeal.

12. Arbitration. The binding arbitration agreement of the parties contained in the Security Agreement is hereby incorporated by this reference and shall apply in all respects to all disputes, controversies or claims relating to or arising out of this Note.



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

EXHIBIT 10.13

     IN WITNESS WHBREOF, the Company has caused this Note to be duly executed the 24th day of October, 1998.

COMPANY:                             CREATIVE MEDICAL DEVELOPMENT, INC.


                                     By:  /s/ M. Charles Van Rossen
                                        ----------------------------------------

                                     Title:  Vice President-Finance & Treasurer
                                           -------------------------------------
LENDER:

                                     Name:  /s/William E. Cook
                                          --------------------------------------
                                          William E. Cook



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